UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Rouge Industries, Inc., et al Debtors	Case No.: 03-13272 Reporting Period: May, 2004

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CONT.)	X
Copies of bank statements		X	X
Cash disbursements journals
Statement of Operations	MOR-2		X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Steven L. Victor	7/22/04

Signature of Debtor CRO	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re: Rouge Industries, Inc., et al	Case No.: 03-13272 Reporting Period: May, 2004

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT.)]

	LaSalle Bank
	INVESTMENT ACCOUNT		INVESTMENT ACCOUNT
	Professional Fee Carve Out	ESTATE CHECKING	Sale Proceeds
APRIL	8603339105	5800683731	8603330591
BEGINNING CASH	$2,001,621	$305,721	$99,994,887
CASH - END OF MONTH	$2,002,722	(237) (1)	$99,827,914

Notes:

Please find the following attached: (i) Bank statement copies for each account listed above (ii) a reconciliation of the Debtor’s unrestricted cash balance as of April 30, 2004 (iii) an excerpt from the Debtors’ cash forecast, and (iv) a schedule of actual and projected liabilities to be assumed by SeverStal N.A.

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

In addition to the Debtors’ unrestricted bank accounts as of April 30, 2004, Estate funds are escrowed as follows: (i) $4.2M as cash collateral for outstanding letters of credit, (ii) $2.3M for the payment of property taxes and mechanics’ liens, (iii) $150,000 for outstanding checks at the close of the SeverStal asset purchase.

(1) Funding of the Estate Checking account was delayed at month end due to a banking holiday. A transfer of $150,000 was received in the Estate Checking account on June, 1, 2004.

Rouge Industries, Inc. Unrestricted Cash Activity - LaSalle Bank Accounts Month ended May 31, 2004	Case No.: 03-13272 Reporting Period: May, 2004

RII - Checking Account (Acct. #5800683731)
Beginning Balance	$405,649.86
Plus
Receipts
Funding from LaSalle Investment Account (#8603330591)	300,000.00
Refund Payments	750.64

Total Receipts	300,750.64
Less
Disbursements
FTI Consulting	(200,000.00)
Blue Cross Blue Shield - Cluster Plan for Retirees	(163,333.12)
Reed Smith	(99,753.48)
Development Specialists	(62,699.22)
Comerica Trust Fees - 1st quarter 2004	(35,369.83)
Rust Consulting	(27,228.05)
Towers Perrin	(16,466.00)
US Trustee - 1st quarter 2004	(10,500.00)
Crowe Chizek	(5,000.00)
Goldberg Kohn	(5,000.00)
Manning Ventures, Inc.	(5,000.00)
ShawGussisFishmanGlantzWolfson&Towbin LLC - 4/04	(5,000.00)

Subtotal - Disbursements	(635,349.70)

Ending Balance - Bank	71,050.80
Check Float	(71,287.57)

Ending Balance - Book	$(236.77)

RII - Investment Account (Acct. #8603330591)
Beginning Balance	$99,994,887.44
Plus
Clark Hill Refund	78,006.50
Interest - LaSalle	55,020.29

133,026.79
Less
Funding of LaSalle Checking Account (Acct. #5800683731)	(300,000.00)

Ending Balance	$99,827,914.23

RII - Escrow Account Professional Fee Carve Out (Acct. # 8603339105)
Beginning Balance	$2,001,620.51
Plus
Interest	1,101.98

Ending Balance	$2,002,722.49

ENDING BALANCE - UNRESTRICTED CASH	$101,830,399.95

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

LaSalle Bank, N.A.

135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

096 NA	Enclosure(s)	0
ROUGE INDUSTRIES, INC	Statement Date:	05/31/04
DEBTOR IN POSSESSION SALES PROCEEDS ACCT	Page 1 of 1
CASE NO 03-13272	Account Number	8603330591
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

INSURED MONEY MARKET:	8603330591

Number of Days This Period:	28 Days	Beginning Balance:	99,994,887.44

Avg. Available Balance:	99,937,598.85	Deposits and Additions:	78,006.50

Interest Earned This Year:	140,326.09	Interest Paid:	55,020.29
		Checks/Debits/Fees:	300,000.00
		Ending Balance:	99,827,914.23

Withdrawals and Deposits

	Description	Withdrawals	Deposits
05/20/04	DEPOSIT		78,006.50
05/24/04	INTERNAL TRANSFER-TERMINAL	300,000.00
	REF # 040524003215
05/28/04	EFFECTIVE DATE 5/31/04		55,020.29
	INTEREST PAID

Account Summary

	Withdrawals	Deposits	Balance
04/30/04			99,994,887.44
05/20/04		78,006.50	100,072,893.94
05/24/04	300,000.00		99,772,893.94
05/28/04		55,020.29	99,827,914.23

IMPORTANT INFORMATION

End of Statement

LaSalle Bank N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272
MONTHLY CLIENT UPDATE

096	Enclosure(s)	13
ROUGE INDUSTRIES, INC.	Statement Date:	05/31/04
DEBTOR IN POSSESSION — DISBURSING ACCOUNT	Page 1 of 1
CASE NO 03-13272 DSI ATTENTION STEVEN VICTOR 70 W. MADISON ST. STE 2300 CHICAGO, IL 60602-4250	Account Number	5800683731

	5800683731

Statement Period:	05/01/04 - 05/31/04	Beginning Balance:	405,649.86
		Deposits and Additions:	301,178.78
		Checks/Debits/Fees:	635,777.84
		Ending Balance:	71,050.80

Checks

Date		Check #	Reference	Amount	Date		Check #	Reference	Amount
05/17/04		1025	85813853	99,753.48	05/17/04		1033	86000877	10,000.00
05/13/04	*	1027	81703132	163,333.12	05/17/04		1034	86000875	250.00
05/13/04		1028	94818478	35,369.83	05/12/04	*	1036	04872257	5,000.00
05/14/04		1029	65022973	5,000.00	05/20/04		1037	53501787	5,000.00
05/14/04		1030	26316621	27,228.05	05/18/04		1038	44401335	5,000.00
05/14/04		1031	65016909	16,466.00	05/24/04		1039	08374999	62,699.22
05/17/04		1032	86000876	250.00

*	Indicates preceding check(s) not processed this statement period (checks could be listed below under Automated Checks).

Other Withdrawals and Deposits

Date	Description	Withdrawals	Deposits
05/06/04	DEPOSIT		828.78
05/10/04	DEPOSITED ITEM RETURNED	27.50
05/12/04	DEPOSITED ITEM RETURNED	400.64
05/21/04	DEPOSIT		350.00
05/24/04	INTERNAL TRFR CREDIT REF #040524003215		300,000.00
05/26/04	QUALIFIED TERMINAL DOM WIRE REF #040526005579	200,000.00

Daily Account Summary

Date	Withdrawals	Deposits	Balance
04/30/04			405,649.86
05/06/04		828.78	406,478.64
05/10/04	27.50		406,451.14
05/12/04	5,400.64		401,050.50
05/13/04	198,702.95		202,347.55
05/14/04	48,694.05		153,653.50
05/17/04	110,253.48		43,400.02
05/18/04	5,000.00		38,400.02
05/20/04	5,000.00		33,400.02
05/21/04		350.00	33,750.02
05/24/04	62,699.22	300,000.00	271,050.80
05/26/04	200,000.00		71,050.80

IMPORTANT INFORMATION

End of Statement

LaSalle Bank N.A.

135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

096 NA ROUGE INDUSTRIES, INC D-I-P PROFESSIONAL FEE CARVE OUT CASE NO 03-13272 DSI ATTENTION STEVEN VICTOR 70 W MADISON ST STE 2300 CHICAGO IL 60602-4250	Enclosure(s) Statement Date: Page 1 of 1 Account Number	0 05/31/04 8603339105

INSURED MONEY MARKET:	8603339105
Number of Days This Period:	28 Days	Beginning Balance:	2,001,620.51
Avg. Available Balance:	2,001,620.51	Deposits and Additions:	.00
Interest Earned This Year:	2,722.49	Interest Paid:	1,101.98
		Checks/Debits/Fees:	.00
		Ending Balance:	2,002,722.49

Other Withdrawals and Deposits

Date	Description	Withdrawals	Deposits
05/28/04	EFFECTIVE DATE 5/31/04 INTEREST PAID		1,101.98

Monthly Account Summary

Date	Withdrawals	Deposits	Balance
04/30/04			2,001,620.51
05/28/04		1,101.98	2,002,722.49

IMPORTANT INFORMATION

End of Statement

ROUGE INDUSTRIES, INC.
Estate Cash Flow
Forecast as of June 10, 2004

	FEBRUARY	MARCH	APRIL	MAY	JUNE	JULY
	Actual	Actual	Actual	Actual	Forecast	Forecast
Beginning Estate Cash	$113,363,867	$101,842,989	$102,739,868	$102,302,229	$101,830,400	$103,324,630
Satisfaction of Perfected Liens	$—	$—	$—	$—	$—	$—
Pre-Closing Expenses
Professional Fees
Taxes
Employment Costs Other Than Taxes:
Severance Costs
Other Excluded Liabilities			76,600

Subtotal — Pre-Closing Expenses	$—	$—	$76,600	$—	$—	$—
Post Closing Administrative Expenses:
Professional Fees	$200,000	$200,750	$299,753	$237,728	$166,314	$714,601
Ordinary Course Professionals		7,082	20,442	21,466	423,384	97,000
Other Payroll / Support (1)		7,080	2,573	82,699	297,992	130,500
Occupancy Costs		—	—		—	—
Insurance		700,250	48,000		—	—
Bank Fees	55,557	—	—		7,500	7,500
Other		12,535	—		25,000	25,000
Post-Close Benefits for Separated Employees (2)		127,653	61,308	264,816	2,018,982	89,420

Subtotal — Post-Closing Expenses	$255,557	$1,055,351	$432,076	$606,709	$2,939,171	$1,064,021

Total Expenses	$255,557	$1,055,351	$508,676	$606,709	$2,939,171	$1,064,021
Cash Inflows
Cancellation of LCs	6,270,000				4,224,000
Transfer of Funded Professional Fee Carve Out		2,000,000
Return of Returned Check Reserve					150,000
Settlement of County Property Taxes
Other	1,966,722			78,757
Interest Income (at .7% per year)	54,122	32,482	71,037	56,122	59,401	60,273

Total Cash Inflows	$8,290,843	$2,032,482	$71,037	$134,879	$4,433,401	$60,273
Distributions
Bank One	8,000,000
Cleveland-Cliffs	11,556,165
Ford
Reclamation Claimants
Unsecured Creditors		80,251

Total Distributions	$19,556,165	$80,251	$—	$—	$—	$—

Ending Estate Cash	$101,842,989	$102,739,868	$102,302,229	$101,830,400	$103,324,630	$102,320,882
Memo
Cumulative Pmt. of Liabilities Assumed by SNA	5,013,715	7,458,926	7,783,333	8,253,552	9,748,049	9,879,753
Funds in Disbursement Account	1,000	225,140	305,721

[Additional columns below]

[Continued from above table, first column(s) repeated]

	AUGUST	SEPTEMBER	OCTOBER	NOVEMBER	Cumulative
	Forecast	Forecast	Forecast	Forecast	Total
Beginning Estate Cash	$102,320,882	$101,545,828	$100,635,364	$96,460,559	$113,363,867
Satisfaction of Perfected Liens	$—	$—	$—	$—	$—
Pre-Closing Expenses
Professional Fees					—
Taxes					—
Employment Costs Other Than Taxes:					—
Severance Costs					—
Other Excluded Liabilities					76,600

Subtotal — Pre-Closing Expenses	$—	$—	$—	$—	$76,600
Post Closing Administrative Expenses:
Professional Fees	$495,143	$717,199	$2,144,854	$—	$5,176,342
Ordinary Course Professionals	102,000	57,000	57,000	57,000	842,374
Other Payroll / Support (1)	130,500	130,500	311,000	311,000	1,403,845
Occupancy Costs	3,500	3,500	3,500	3,500	14,000
Insurance	—	—	—	—	748,250
Bank Fees	7,500	7,500	7,500	7,500	100,557
Other	25,000	25,000	25,000	25,000	162,535
Post-Close Benefits for Separated Employees (2)	71,099	29,000	207,655	—	2,869,932

Subtotal — Post-Closing Expenses	$834,741	$969,699	$2,756,509	$404,000	$11,317,834

Total Expenses	$834,741	$969,699	$2,756,509	$404,000	$11,394,434
Cash Inflows
Cancellation of LCs					10,494,000
Transfer of Funded Professional Fee Carve Out					2,000,000
Return of Returned Check Reserve					150,000
Settlement of County Property Taxes					—
Other					2,045,479
Interest Income (at .7% per year)	59,687	59,235	58,704	56,269	567,332

Total Cash Inflows	$59,687	$59,235	$58,704	$56,269	$15,256,810
Distributions
Bank One					8,000,000
Cleveland-Cliffs					11,556,165
Ford

Reclamation Claimants			1,477,000		1,477,000
Unsecured Creditors					80,251

Total Distributions	$—	$—	$1,477,000	$—	$21,113,416

Ending Estate Cash	$101,545,828	$100,635,364	$96,460,559	$96,112,827	$96,112,827
Memo
Cumulative Pmt. of Liabilities Assumed by SNA	9,941,866	10,000,000	10,000,000	10,000,000	10,000,000
Funds in Disbursement Account

Notes

(1)	Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.
(2)	Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

Privileged and Confindential	1 of 2

ROUGE INDUSTRIES, INC.
Assumed Liabilities
Forecast as of June 10, 2004

		February	March	April	May	June
	Budgeted	Actual	Actual	Actual	Actual	Forecast
Pre Closing Date Administrative & Lien Expenses
Professional Fees:
Transaction & Unpaid Pre-Closing Costs	$5,004,708	$302,104	1,838,585	252,126	152,101	420,064
Taxes:
Sales & Use, Franchise and Other Taxes		34,605	—	—	—	—
Payroll Taxes	495,292	149,272	452	—	17,738	—
Employment Costs Other Than Taxes:
Accrued Wages	2,300,000	1,525,640	700	—	—	—
Unprocessed Insurance Claims	200,000	—	—	—	—	—
Incurred But Not Reported Insurance Claims	800,000	—	368,416	—	—	252,679
Life and Disability Insurance	700,000	83,647	—	—	—	215,000
Post Petition Postemployment Cost Reserve	200,000	—	15,289	—	—	—
Other Employment Costs (Trust Fund)	300,000	129,119	78,695	2,039	—	—
Other Excluded Liabilities	—	37,654	14	1,786	—	50,000

Total Pre Closing Date Administrative & Lien Expenses	$10,000,000	$2,262,041	$2,302,150	$255,952	$169,839	$937,743
Post Closing Administrative Expenses
Post Closing Professional Fees	—	—	$20,102	—	$79,364	$556,754
Estate Contract Pay (1)	—	—	—	—	—
D&O Insurance	—	—	—	—	—
Ordinary Course Professionals	—	—	—	—	3,059
Bank Fees	—	—	—	—	—
Occupancy Costs	—	—	—	—	—
Ad Hoc Clerical Support	—	—	—	—	—
Other	—	—	—	—	—
Post Close Benefits for Separated Employees (2)	—	95,634	122,958	68,455	217,958

Total Post Closing Administrative Expenses	$—	$95,634	$143,060	$68,455	$300,380	$556,754

Total Expenses	$10,000,000	$2,357,675	$2,445,210	$324,407	$470,219	$1,494,498

Morgan Joseph fee (paid at close)		2,656,040

Cumulative		$5,013,715	$7,458,926	$7,783,333	$8,253,552	$9,748,049

[Additional columns below]

[Continued from above table, first column(s) repeated]

	July	August	September	October	November
	Forecast	Forecast	Forecast	Forecast	Forecast	Total
Pre Closing Date Administrative & Lien Expenses
Professional Fees:
Transaction & Unpaid Pre-Closing Costs	$—	$—	$—	$—	$—	$2,964,980
Taxes:
Sales & Use, Franchise and Other Taxes	—	—	—	—	—	34,605
Payroll Taxes	—	—	—	—	—	167,461
Employment Costs Other Than Taxes:
Accrued Wages	—	—	—	—	—	1,526,340
Unprocessed Insurance Claims	—	—	—	—	—	—
Incurred But Not Reported Insurance Claims	80,351	62,113	58,134	—	—	821,693
Life and Disability Insurance	1,353	—	—	—	—	300,000
Post Petition Postemployment Cost Reserve	—	—	—	—	—	15,289
Other Employment Costs (Trust Fund)	—	—	—	—	—	209,853
Other Excluded Liabilities	50,000	—	—	—	—	139,454

Total Pre Closing Date Administrative & Lien Expenses	$131,704	$62,113	$58,134	$—	$—	$6,179,675
Post Closing Administrative Expenses
Post Closing Professional Fees	$—	$—	$—	$—	$—	$656,220
Estate Contract Pay (1)						—
D&O Insurance						—
Ordinary Course Professionals						3,059
Bank Fees						—
Occupancy Costs						—
Ad Hoc Clerical Support						—
Other						—
Post Close Benefits for Separated Employees (2)						505,005

Total Post Closing Administrative Expenses	$—	$—	$—	$—	$—	$1,164,284

Total Expenses	$131,704	$62,113	$58,134	$—	$—	$7,343,960

Morgan Joseph fee (paid at close)						2,656,040

Cumulative	$9,879,753	$9,941,866	$10,000,000	$10,000,000	$10,000,000	$10,000,000

			Additional Liabilities to be Assumed:			$—

Notes

     (1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.

     (2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

Privileged and Confidential

2 of 2

Subsequent to the execution of the Asset
purchase Agreement on January 30, 2004,
the Debtor is no longer operating or
generating revenues. Accordingly the Debtor
did not prepare an income statements for the
month ended February 29, 2004, and does not
expect to do so for future months. Please
see the attached Estate Cash Flow for
further details of the Debtors’ operations

In re: Rouge Industries, Inc., et al	Case No.:	03-13272
	Reporting Period:	May, 2004

CONSOLIDATING STATEMENT OF OPERATIONS
in $ millions

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

						Total	Cumulative
	RII	RSC	Eveleth	QS Steel	Adj.	February	Filing to Date
REVENUES
Gross Revenues						$0.000	$298.036
Less: Returns and Allowances							0

Net Revenue	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000	$298.036
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory

Cost of Goods Sold	0.000	0.000	0.000	0.000	0.000	0.000	252.662
Gross Profit	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000	$45.374
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance							4.053
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance							28.041
Rent and Lease Expense							4.292
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate							1.663
Taxes - Other
Travel and Entertainment
Utilities							14.156
Other (attach schedule)							12.726

Total Operating Expenses Before Depreciation	0.000	0.000	0.000	0.000	0.000	0.000	64.994
Depreciation/Depletion/Amortization							6.342

Net Profit (Loss) Before Other Income & Expenses	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000	(25.962)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)							0.940
Income from Unconsolidated Subsidiaries							1.360
Interest Expense							5.015
Other Expense (attach schedule)							0.164

Net Profit (Loss) Before Reorganization Items	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000	($28.840)
REORGANIZATION ITEMS
Professional Fees(1)							8.975
Loss from SeverStal Transaction							216.216
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes

Net Profit (Loss)	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000	($254.031)

*“Insider” is defined in 11 U.S.C. Section 101(31).

Notes

(1) Net of pre-petition retainers applied.

FORM MOR-2

(9/99)

Per agreement with the office of the U.S. Trustee, this page left intentionally blank

In re: Rouge Industries, Inc., et al	Case No.:	03-13272
	Reporting Period:	May, 2004

STATEMENT OF OPERATIONS - continuation sheet
in $ millions

Cumulative
BREAKDOWN OF “OTHER” CATEGORY	February, 2004
Filing to Date
Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CONT.)
(9/99)

In re: Rouge Industries, Inc., et al	Case No.: 03-13272 Reporting Period: May, 2004

CONSOLIDATING BALANCE SHEET
in $ millions

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

						BOOK VALUE @		BOOK VALUE @
	Rouge	Rouge Steel	Eveleth			5/31/04	Accrual	5/31/04
	Industries	Company	Taconite	QS Steel	Adj.	(Cash Basis)	Adjustments (1)	(Accrual Basis)
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents		$101.8				$101.8	(0.0)	$101.8
Restricted Cash and Cash Equivalents		6.7				6.7	—	6.7
Accounts Receivable (Net)	25.3	56.9		11.1	(93.1)	0.2	0.1	0.3
Notes Receivable						0.0	—	—
Inventories						0.0	(0.0)	(0.0)
Prepaid Expenses		0.7				0.7	0.0	0.8
Professional Retainers						0.0	—	—
Other Current Assets (attach schedule)						0.0	—	—

TOTAL CURRENT ASSETS	$25.3	$166.1	$0.0	$11.1	($93.1)	$109.4	0.1	$109.6
PROPERTY AND EQUIPMENT
Real Property and Improvements						$0.0	—	—
Machinery and Equipment (“Waste Oxide”)		9.0				9.0	—	9.0
Construction in Progress						0.0	—	—
Leasehold Improvements						0.0	—	—
Vehicles						0.0	—	—
Less Accumulated Depreciation		(6.0)				(6.0)	—	(6.0)

TOTAL PROPERTY & EQUIPMENT	$0.0	$3.0	$0.0	$0.0	$0.0	$3.0	—	3.0
OTHER ASSETS
Long Term Receivable						0.0	—	—
Investment in Unconsolidated Subsidiaries		9.4	2.2		(11.7)	0.0	—	0.0
Pension Related Assets		15.3				15.3	—	15.3

TOTAL OTHER ASSETS	$0.0	$24.7	$2.2	$0.0	($11.7)	$15.3	—	15.3
TOTAL ASSETS	$25.3	$193.9	$2.2	$11.1	($104.8)	$127.8	0.1	$127.9
LIABILITIES AND OWNER EQUITY						BOOK VALUE@
						5/31/04
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable						$0.0	—	$0.0
Taxes Payable		1.3				1.3	—	1.3
Wages Payable						0.0	—	—
Accrued Vacation						0.0	—	—
Secured Debt / Adequate Protection Payments [2]		0.9				0.9	1.1	2.0
Professional Fees						0.0	—	—
Other Postpetition Liabilities (attach schedule)						0.0	—	—

TOTAL POSTPETITION LIABILITIES	$0.0	$2.2	$0.0	$0.0	$0.0	$2.2	1.1	3.3
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt		75.2				75.2	—	75.2
Priority Debt		9.1	0.2	0.2		9.6	—	9.6
Unsecured Debt	39.0	299.8	0.0	42.7	(93.1)	288.4	(6.1)	282.2

TOTAL PRE-PETITION LIABILITIES	$39.0	$384.1	$0.3	$43.0	($93.1)	$373.2	(6.1)	$367.1
TOTAL LIABILITIES	$39.0	$386.3	$0.3	$43.0	($93.1)	$375.4	(5.0)	$370.3
OWNER EQUITY
Capital Stock		$0.2				$0.2	—	0.2
Additional Paid-In Capital		130.3				130.3	—	130.3
Retained Earnings - Pre-Petition	(13.6)	(59.6)	2.0	8.6		(62.6)	—	(62.6)
Retained Earnings - Post-Petition	(0.1)	(215.3)		(40.5)	(11.7)	(267.6)	5.2	(262.4)
Additional Minimum Pension Liability		(48.0)				(48.0)	—	(48.0)

NET OWNER EQUITY	($13.6)	($192.4)	$2.0	($31.9)	($11.7)	($247.6)	5.2	(242.4)
TOTAL LIABILITIES AND OWNERS’ EQUITY	$25.3	$193.9	$2.2	$11.1	($104.8)	$127.8	0.1	$127.9

Notes:

Substantially all of the Debtors’ assets were acquired on January 30, 2004 by SeverStal N.A. in exchange for cash and other consideration pursuant to the terms of the Asset Purchase Agreement (“APA”) The APA was authorized by an order of the Court on December 2, 2003, subsequently amended and executed on January 30, 2004.

(1) Accrual Adjustments reflect the cumulative proposed adjustments that would need to be made to the Debtors’ books and records in order to conform them to the accrual-based books and records kept by SeverStal N.A. on behalf of the Estate.

(2) Represents accrued interest related to Ford Motor Company’s secured claim against the Estate. The Estate reserves the right to dispute the validity of any claim and or security interest brought against the Estate. This accrual does not represent an admission of validity for any claim brought against the Estate.

FORM MOR-3
(9/99)

Per agreement with the office of the U.S. Trustee, this page left intentionally blank.

In re: Rouge Industries, Inc., et al	Case No.: 03-13272
Reporting Period: May, 2004

BALANCE SHEET - continuation sheet
in $ millions

ASSETS	May, 2004
Other Current Assets

Other Assets

LIABILITIES AND OWNER EQUITY	May, 2004
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

FORM MOR-3 (CONT.)

(9/99)

The Debtors have timely filed returns and made payments for any tax liabilities incurred during the post- petition period.

In re: Rouge Industries, Inc., et al	Case No.: 03-13272
Reporting Period: May, 2004

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	May, 2004
	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	0	0	0			0
FICA-Employee	0	0	0			0
FICA-Employer	0	0	0			0
Unemployment	0	0	0			0
Income	0	0	0			0

Total Federal Taxes	$0.0	$0.0	$0.0			$0.0
State and Local
Withholding	0	0	0			0
Sales and Use	0	0	0			0
Excise	0	0	0			0
Unemployment	0	0	0			0
Real Property	0	0	0			0
Income and Franchise
Personal Property	0	0	0			0

Total State and Local	0.0
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due (@ 5/31/04)
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable	1.3					1.3
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments	0.9					0.9
Professional Fees
Amounts Due to Insiders*
Other Accruals (workers comp, etc.)

Total Postpetition Debts	$2.2					$2.2

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*“Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-4

(9/99)

In re: Rouge Industries, Inc., et al	Case No.:	03-13272
	Reporting Period:	May, 2004

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	05/31/04

Total Accounts Receivable at the beginning of the reporting period	$—
+ Amounts reclassed during the period	—
- Amounts collected during the period	—

Total Accounts Receivable at the end of the reporting period	$—
Accounts Receivable Aging	05/31/04
Unbilled amounts (est.)[1]	$0.2
0 - 30 days old	—
31 - 60 days old	—
61 - 90 days old	—
91+ days old	—

Total Accounts Receivable	0.2
Plus: Reserves for Doubtful Accounts	—

Accounts Receivable (Gross)	$0.2

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

Notes:
1) Ford Motor Company (“FMC”) deducted $192,270.79 from trade payments due to the Estate as a result of legal and professional fees incurred by FMC related to the bankruptcy. The Estate charged this amount back to FMC and contends that this amount is a valid receivable to the Estate.

CERTIFICATE OF SERVICE

     I Gregory W. Werkheiser, Esquire, hereby certify that on the 23rd day of July 2004, I caused a true and correct copy of the Monthly Operating Report for Reporting Period May 2004 to be served upon the parties listed below in the manner so indicated.

     Under the penalty of perjury, I declare that the foregoing is true and correct.

/s/ Gregory W. Werkheiser

Gregory W. Werkheiser (#3553)

BY HAND DELIVERY

Joseph J. McMahon, Jr., Esq.
Office of the United States Trustee
Federal Building
844 King Street
Room 2313, Lockbox 35
Wilmington, DE 19801-3519

Howard A. Cohen, Esq.
Reed Smith LLP
1201 Market Street, Ste. 1500
Wilmington, DE 19801

BY FIRST CLASS U.S. MAIL

Paul M. Singer, Esq.
Reed Smith LLP
435 Sixth Avenue
Pittsburgh, PA 15219

Claudia Z. Springer, Esquire
Reed Smith LLP
2500 One Liberty Place
Philadelphia, PA 19103